UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 11, 2012

SEQUENOM, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29101	77-0365889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3595 JOHN HOPKINS COURT

SAN DIEGO, CALIFORNIA 92121

(Address of Principal Executive Offices)

(858) 202-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed below in Item 5.07, at our 2012 Annual Meeting of Stockholders (the “Annual Meeting”) our stockholders approved an amendment to our 2006 Equity Incentive Plan to increase the number of shares of our common stock available for issuance under such plan by 5,000,000 shares.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 11, 2012, we held our Annual Meeting at which our stockholders (i) elected Ernst-Günter Afting, Kenneth F. Buechler, John A. Fazio, Harry F. Hixson, Jr., Richard A. Lerner, Ronald M. Lindsay, David Pendarvis and Charles P. Slacik as directors to hold office until our annual meeting of stockholders in 2013, (ii) approved an amendment to our 2006 Equity Incentive Plan to increase the number of shares of our common stock available for issuance under such plan by 5,000,000 shares, (iii) did not approve, on an advisory basis, the compensation of our named executive officers, as disclosed in our proxy statement, and (iv) ratified the selection by the Audit Committee of our Board of Directors (the “Audit Committee”) of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2012.

We had 114,539,136 shares of common stock outstanding and entitled to vote as of the close of business on April 16, 2012, the record date for the Annual Meeting. At the Annual Meeting, 95,103,885 shares of common stock were present in person or represented by proxy for the four proposals indicated above. The following sets forth detailed information regarding the results of the voting at the Annual Meeting:

Proposal 1: The election of Ernst-Günter Afting, Kenneth F. Buechler, John A. Fazio, Harry F. Hixson, Jr., Richard A. Lerner, Ronald M. Lindsay, David Pendarvis and Charles P. Slacik as directors to hold office until our annual meeting of stockholders in 2013.

Director	Votes For	Votes Withheld	Broker Non Votes
Ernst-Günter Afting	55,592,438	1,818,140	37,693,307
Kenneth F. Buechler	54,261,307	3,149,271	37,693,307
John A. Fazio	55,617,232	1,793,346	37,693,307
Harry F. Hixson, Jr.	55,309,681	2,100,897	37,693,307
Richard A. Lerner	27,919,216	29,491,362	37,693,307
Ronald M. Lindsay	55,500,232	1,910,346	37,693,307
David Pendarvis	54,375,563	3,035,015	37,693,307
Charles P. Slacik	55,564,368	1,846,210	37,693,307

Proposal 2: To approve an amendment to our 2006 Equity Incentive Plan to increase the number of shares of our common stock available for issuance under such plan by 5,000,000 shares.

Votes in Favor	41,882,427
Votes Against	15,394,895
Abstentions	133,256
Broker Non-Votes	37,693,307

2.

Proposal 3: To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in our proxy statement.

Votes in Favor	27,646,054
Votes Against	29,555,424
Abstentions	209,100
Broker Non-Votes	37,879,410

Proposal 4: To ratify the selection by the Audit Committee of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2012.

Votes in Favor	93,345,281
Votes Against	1,188,675
Abstentions	569,929
Broker Non-Votes	0

3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENOM, INC.

Date: June 13, 2012	By:	/s/ Clarke Neumann
Clarke Neumann
Vice President and General Counsel

4.